UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2024

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	000-23329	56-1928817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Southport Drive
Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

(919) 468-0399

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	CTHR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b - 2 of the Securities Exchange Act of 1934 (17 CFR 240.12b - 2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 7, 2024, the shareholders of Charles & Colvard, Ltd. (the “Company”) approved a proposal at a special meeting of stockholders (the “Special Meeting”) to amend the Company’s Restated Articles of Incorporation (as amended, the “Articles of Incorporation”) to effect a reverse stock split of the Company’s issued shares of common stock, no par value per share (the “Reverse Stock Split”), at a ratio within a range from any whole number between one-for-ten to one-for-fifteen, as determined by the Company’s Board of Directors (the “Board”) in its sole discretion. On May 9, 2024, the Board approved a reverse stock split ratio of one-for-ten (1:10). On May 14, 2024, the Company filed the Articles of Amendment to the Articles of Incorporation (the “Amendment”) with the North Carolina Secretary of State, with an effective time of 12:01 a.m., Eastern Time on May 17, 2024 (the “Effective Date”).

Impact on Common Stock. After the Effective Date, each shareholder will own a reduced number of shares of common stock. However, the Reverse Stock Split will affect all of the Company’s shareholders uniformly and will not affect any shareholder’s percentage ownership interest in the Company (except to the extent of the rounding up of fractional shares, in which case the Company does not expect any such increase to be material). Voting rights and other rights and preferences of the holders of the Company’s common stock will not be affected by the Reverse Stock Split. The number of shareholders of record will not be affected by the Reverse Stock Split.

The combination of, and reduction in, the number of the Company’s outstanding shares of common stock as a result of the Reverse Stock Split will occur automatically at the Effective Date without any additional action on the part of the Company’s shareholders.

Upon the Reverse Stock Split, the Company intends to treat shareholders holding shares of the Company’s common stock in “street name” (that is, through a broker, bank, or other nominee) in the same manner as registered shareholders whose shares of the Company’s common stock are registered in their names. Brokers, banks, or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of the Company’s common stock in “street name”; however, these brokers, banks or other nominees may apply their own specific procedures for processing the Reverse Stock Split. The Company encourages shareholders holding shares of the Company’s common stock with a broker, bank, or other nominee, to contact such broker, bank or nominee with any questions in this regard.

Shareholders who hold registered shares of the Company’s common stock in a book-entry form need not take any action to receive their post-Reverse Stock Split shares of the Company’s common stock in registered book-entry form. Shareholders who are entitled to post-Reverse Stock Split shares of the Company’s common stock will automatically be sent a transaction statement to their address of record as soon as practicable after the Effective Date indicating the number of shares of the Company’s common stock such shareholder holds.

Shareholders who hold any shares of the Company’s common stock in certificate form will receive a transmittal letter from the Company’s exchange agent as soon as practicable after the Effective Date. The transmittal letter will be accompanied by instructions specifying how the shareholder can exchange their certificate representing the pre-Reverse Stock Split shares of the Company’s common stock for either: (1) a certificate representing the post-Reverse Stock Split shares of the Company’s common stock or (2) post-Reverse Stock Split shares of the Company’s common stock in a book-entry form, evidenced by a transaction statement that will be sent to such shareholder’s address of record as soon as practicable after the Effective Date indicating the number of shares of the Company’s common stock such shareholder holds. Beginning on the Effective Date of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares of the Company’s common stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

The new CUSIP number for the Company’s common stock following the Reverse Stock Split is 159765205. The Company’s common stock will open for trading under the new CUSIP number on the Nasdaq Capital Market on May 17, 2024 on a split-adjusted basis under the current ticker symbol “CTHR.”

Impact on Equity Incentives. As of the date of this Current Report on Form 8-K, the Company had 508,834 shares of common stock covered by awards outstanding under the Company’s 2008 Stock Incentive Plan, a copy of which is filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023 (as amended from time to time, the “2008 Plan”) and 2,350,943 shares of common stock covered by awards and available for future awards under the Company’s 2018 Equity Incentive Plan, a copy of which is filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023 (as amended from time to time, the “2018 Plan”) (collectively, the “Plans”). Pursuant to the terms of the Plans, as the case may be, as a result of the Reverse Stock Split, as of the Effective Date: each then-outstanding full-value equity award, including each restricted stock award, will be automatically converted into an award covering a number of shares of common stock equal to 1/10 of the number of shares of common stock covered thereby immediately prior to the Reverse Stock Split, rounded down to the nearest whole share; each then-outstanding appreciation equity award, including each stock option award, will be converted into an award covering a number of shares of common stock equal to 1/10 of the number of shares of common stock covered thereby immediately prior to the Reverse Stock Split, rounded down to the nearest whole share, with a per share exercise price equal to the per share exercise price thereof immediately prior to the Reverse Stock Split multiplied by ten, rounded up to the nearest whole penny; the number of shares of common stock available for future grant under the 2018 Plan, and each per-participant limit thereunder, will be reduced to 1/10 of the number of shares applicable thereto immediately prior to the Reverse Stock Split, rounded down to the nearest whole share; and all issued, outstanding and treasury common stock, stock options and per share amounts in the Company’s financial statements and the notes thereto will be retroactively adjusted for all periods to give effect to the Reverse Stock Split. All share and per share amounts in the Company’s financial statements and the notes thereto will be retroactively adjusted for all periods to give effect to the Reverse Stock Split.

The description of the Amendment set forth above does not purport to be complete and is qualified in its entirety by the full text of the Amendment, a copy of which is attached hereto as Exhibit 3.1(a) and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 15, 2024, the Company issued a press release announcing the one-for-ten (1:10) Reverse Stock Split. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, which is incorporated into this Item 7.01, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description of Document
3.1	Articles of Amendment to Restated Articles of Incorporation of Charles & Colvard, Ltd.
99.1	Press Release dated May 15, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles & Colvard, Ltd.

May 15, 2024	By:	/s/ Clint J. Pete
Clint J. Pete
Chief Financial Officer